FORM N-CSR

CERTIFIED SHAREHOLDERS REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act - file number: 811-10419

Exact Name of registrant as specified in charter: NorthQuest Capital Fund, Inc.

Address of principal executive offices: 16 Rimwood Lane

Colts Neck, NJ 07722

Name and address of agent for service: Peter J. Lencki

16 Rimwood Lane

Colts Neck, NJ 07722

Registrant telephone number, including area code: 732-842-3465

Date of fiscal year: December 31st

Date of reporting period: December 31, 2025

ITEM 1. Report to Shareholders.

NORTHQUEST CAPITAL FUND, INC.

ANNUAL SHAREHOLDER REPORT

December 31, 2025

NorthQuest Capital Fund, Inc.

NQCFX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the NorthQuest Capital Fund, Inc. - NQCFX for the period January 1, 2025 to December 31, 2025.

You can find additional information about the Fund at www.NorthQuestFund.com. You can also request this information by contacting us at 1-800-239-9136.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*
NorthQuest Capital Fund, Inc.	$148	1.40%

*Annualized

managment’s discussion of fund performance

To the Shareholders of NorthQuest Capital Fund, Inc:

Our Fund began the year with a share price of $26.16 and ended the past twelve months at $28.57. The Fund’s total return for this period increased 10.86%. The Fund paid a $0.43675 per share distribution to all shareholders on December 29, 2025. The table below compares the 2025 performances of the Fund and the S&P 500 Total Return Index, which includes dividends reinvested.

Performance Comparison

The Fund and S&P 500 Total Return Index Year-To-Date

NorthQuest Capital Fund 10.86%

S&P 500 Total Return Index 17.88%

Portfolio Adjustments

During the second half of 2025 the Fund purchased 600 shares of GE Aerospace, Inc. (GE), 500 shares of Veeva System Inc. (VEEV), and 2400 shares of Vertiv Holdings LLC (VRT).

The Fund sold its remaining shares of EOG Resources Inc. (2200 shares), and Paccar Inc. (2600 shares). The decline in oil prices and the rising costs to extract oil caused the Fund to sell EOG. And PCAR was sold due to slowing truck sales. The profits from these sales were reinvested.

GE and VRT are new additions to our investment portfolio. GE is a global supplier of jet and turboprop engines and services, with an installed base of approximately 44,000 commercial and 26,000 military aircraft engines. VRT is a global leader in critical digital infrastructure that provides end-to-end power and cooling technology to data centers, communication networks, and commercial and industrial environments. These companies are vital to the U.S. economy with GE supporting our civil and military air transportation system and with VRT providing products and solutions to enhance the reliability of the electric power grid. Most importantly, GE and VRT are efficiently investing profits back into their businesses which should provide above average returns to our portfolio in the future.

Fund Performance and Strategy

The Fund underperformed the S&P500 Total Return Index for 2025. Our underperformance was due to less investment in technology equities and other related artificial intelligence companies. Just like last year, a select group of large technology stocks continued to soar in value. In contrast, our diverse portfolio of reasonably priced companies with solid financial health and operational strength enabled the Fund’s portfolio performance to rise steadily.

Please do not hesitate to call or write me if you have any comments or questions about this report. Thank you for investing with us.

Sincerely,

Peter J. Lencki, President

Performance graph

AVERAGE ANNUAL RETURNS

	1 Year	5 Years	10 Years
NorthQuest Capital Fund, Inc.	10.86%	9.23%	12.91%
S&P 500 Index with dividends reinvested	17.88%	14.42%	14.81%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. To obtain performance data current to the most recent month end, please call 1-800-239-9136.

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$9,381,458	22	11.83%	$89,273

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications

top ten holdings

1.	Lam Research Corp.	7.30%
2.	Apple, Inc.	6.95%
3.	Monolithic Power Systems, Inc.	6.76%
4.	Arista Networks, Inc.	6.15%
5.	Parker-Hannifin Corp.	5.62%
6.	Mastercard, Inc. Class A	5.48%
7.	Arthur J. Gallagher & Co.	5.24%
8.	Microsoft Corp.	5.16%
9.	S&P Global,Inc.	4.46%
10.	O'Reilly Automotive, Inc.	4.38%
	Total % of Net Assets	57.50%

How has the fund changed

The Fund has not had any material changes during the period ended December 31, 2025.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your NorthQuest Capital Fund, Inc. documents not be householded, please contact NorthQuest Capital Fund, Inc. at 1-800-239-9136, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by NorthQuest Capital Fund, Inc. or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit www.NorthQuestFund.com or contact us at 1-800-239-9136.

Item 2. Code of Ethics.

(a) Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s Principle Executive Officer, Principle Financial Officer, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) Reserved

(c) During the period covered by the report, no amendments were made to the provisions of the Code.

(d) During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code of Ethics.

(e) Reserved

(f) A copy of the Registrant’s Code of Ethics is filed as an exhibit. Copies of the Code of Ethics will also be made available free of charge upon request, by writing or calling the NorthQuest Capital Fund, 16 Rimwood Lane, Colts Neck, NJ 07722, 1-800-239-9136 or 732-842-3465.

Item 3. Audit Committee Financial Expert.

The Registrant's entire Board of Directors acts as the audit committee. The Board of Directors has determined that the Registrant has at least two financial experts serving on the Board.

Mr. Peter J. Lencki and Charles G. Camarata are the Board's financial experts. Mr. Lencki is an "interested director" and Mr. Camarata is an "independent director".

Item 4. Principal Accountant Fees and Services

(a) (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s independent auditor were as follows:

	December 31, 2025	December 31, 2024
Audit	$8,900	$8,900
Audit-Related Fees	$0	$0
Tax Fees	$1,400	$1,400
Other Fees	$0	$0

Audit fees include amounts related to the annual audit of the registrant’s financial statements and services normally provided by the auditor in connection with statutory and Regulatory filings. Tax fees include amounts related to tax compliance and advice.

(e) (1) The directors have not adopted pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(e) (2) None.

(f) Not applicable.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/2025	FYE 12/31/2024
Registrant	$1,400	$1,400
Registrant's Investment Adviser	$0	$0

(h) The principal accountant provided no services to the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing service to the registrant.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 7 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation. Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities.

A registrant must disclose: (1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; (2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; (3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; (4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and (5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter. Not applicable.

Item 5. Audit Committee of Listed Registrants.

a)	The Fund’s entire board of directors is acting as the registrant’s audit committee.
b)	Not applicable.

Item 6. Schedule of Investments. Included in Item 7 of this Form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

NORTHQUEST CAPITAL FUND, INC.

ANNUAL FINANCIAL STATEMENTS

December 31, 2025

NorthQuest Capital Fund, Inc.

16 Rimwood Lane

Colts Neck, NJ 07722

1-800-239-9136

Ticker: NQCFX

www.NorthQuestFund.com

	NorthQuest Capital Fund, Inc.

Schedule of Investments
December 31, 2025

Shares		Fair Value

COMMON STOCKS - 99.45%

Computer Communications Equipment - 6.15%
4,400	Arista Networks, Inc. *	$ 576,532

Construction Machinery & Equipment - 4.27%
700	Caterpillar, Inc.	401,009

Electronic & Other Electrical - 1.97%
600	GE Aerospace	184,818

Electronic Components - 4.14%
2,400	Vertiv Holdings Co.	388,824

Electronic Computers - 6.95%
2,400	Apple, Inc.	652,464

Insurance Agents Brokers & Services - 5.24%
1,900	Arthur J. Gallagher & Co.	491,701

Miscellaneous Fabricated Metal Products - 5.62%
600	Parker-Hannafin Corp.	527,376

Retail-Auto & Home Supply Stores - 4.38%
4,500	O'Reilly Automotive, Inc. *	410,445

Retail-Building Materials, Hardware, Garden Supply - 4.14%
1,200	The Sherwin-Williams Co.	388,836

Retail-Lumber & Other Building Materials Dealers - 3.67%
1,000	Home Depot, Inc.	344,100

Security & Commodity Brokers, Dealers, Exchanges & Services - 3.80%
2,200	Intercontinental Exchange, Inc.	356,312

Semiconductors & Related Devices - 10.94%
700	Monolithic Power Systems, Inc.	634,452
2,100	NVIDIA Corp.	391,650
		1,026,102
Services-Business Services - 5.48%
900	Mastercard, Inc. Class A	$ 513,792

Services-Consumer Credit Reporting, Collection Agencies - 4.46%
800	S&P Global, Inc.	418,072

Services-Prepackaged Software - 12.96%
600	Intuit, Inc.	397,452
1,000	Microsoft Corp.	483,620
1,500	Veeva Systems, Inc. Class A *	334,845
		1,215,917
Software - Infrastructure - 4.23%
5,000	Fortinet, Inc. *	397,050

Special Industry Machinery - 7.30%
4,000	Lam Research Corp.	684,720

Surgical & Medical Instruments - 3.75%
1,000	Stryker Corp.	351,470

TOTAL COMMON STOCKS (Cost $4,085,032) - 99.45%		9,329,540

SHORT-TERM INVESTMENT - 0.52%
48,652	Huntington Conservative Deposit Account 3.63% **	48,652
TOTAL SHORT-TERM INVESTMENT (Cost $48,652) - 0.52%		48,652

TOTAL INVESTMENTS (Cost $4,133,684) - 99.97%		9,378,192

OTHER ASSETS LESS LIABILITIES, NET - 0.03%		3,266

NET ASSETS - 100.00%		$ 9,381,458

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2025.

The accompanying notes are an integral part of these financial statements.

NorthQuest Capital Fund, Inc.

Statement of Assets and Liabilities
December 31, 2025

Assets:
Investments in Securities, at Value (Cost $4,133,684)	$ 9,378,192
Cash	7,500
Receivables:
Dividends and Interest	3,424
Prepaid Expenses	3,046
Total Assets	9,392,162
Liabilities:
Due to Advisor	8,017
Accrued Expenses	2,687
Total Liabilities	10,704

Net Assets	$ 9,381,458

Net Assets Consist of:
Common Stock, at $0.001 par value	$ 328
Paid In Capital	4,136,622
Distributable Earnings	5,244,508
Net Assets, for 328,414 Shares Outstanding	$ 9,381,458

Net Asset Value Per Share	$ 28.57

The accompanying notes are an integral part of these financial statements.

NorthQuest Capital Fund, Inc.

Statement of Operations
For the year ended December 31, 2025

Investment Income:
Dividends	$ 69,259
Interest	4,322
Total Investment Income	73,581

Expenses:
Advisory fees	89,273
Audit fees	11,100
Transfer Agent fees	9,876
Registration fees	3,978
Custody fees	3,685
Other expenses	2,791
State taxes	1,500
Postage & printing fees	1,081
NASDAQ fees	863
Trustee fees	782
Insurance fees	430
Total Expenses	125,359

Net Investment Loss	(51,778)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	141,200
Net Change in Unrealized Appreciation on Investments	832,025
Realized and Unrealized Gain on Investments	973,225

Net Increase in Net Assets Resulting from Operations	$ 921,447

The accompanying notes are an integral part of these financial statements.

NorthQuest Capital Fund, Inc.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	12/31/2025	12/31/2024
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (51,778)	$ (28,035)
Net Realized Gain on Investments	141,200	411,454
Net Change In Unrealized Appreciation on Investments	832,025	588,759
Net Increase in Net Assets Resulting from Operations	921,447	972,178

Distributions to Shareholders:	(141,200)	(411,457)

Capital Share Transactions	138,917	(16,544)

Total Increase in Net Assets	919,164	544,177

Net Assets:
Beginning of Year	8,462,294	7,918,117

End of Year	$ 9,381,458	$ 8,462,294

The accompanying notes are an integral part of these financial statements.

NorthQuest Capital Fund, Inc.

Financial Highlights
Selected data for a share outstanding throughout the year.

	Year Ended
	12/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021

Net Asset Value, at Beginning of Year	$ 26.16	$ 24.43	$ 19.38	$ 26.52	$ 21.28

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.16)	(0.09)	(0.04)	(0.10)	(0.20)
Net Gain (Loss) on Securities (Realized and Unrealized)	3.01	3.16	5.33	(6.82)	7.14
Total from Investment Operations	2.85	3.07	5.29	(6.92)	6.94

Distributions from Realized Capital Gains	(0.44)	(1.34)	(0.24)	(0.22)	(1.70)

Net Asset Value, at End of Year	$ 28.57	$ 26.16	$ 24.43	$ 19.38	$ 26.52

Total Return **	10.86%	12.48%	27.28%	(26.09)%	32.58%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 9,381	$ 8,462	$ 7,918	$ 6,272	$ 8,252
Ratio of Expenses to Average Net Assets	1.40%	1.42%	1.48%	1.51%	1.47%
Ratio of Net Investment Loss to Average Net Assets	(0.58)%	(0.34)%	(0.19)%	(0.45)%	(0.83)%
Portfolio Turnover	11.83%	11.05%	2.47%	26.07%	15.24%

* Per share net investment loss has been determined on the basis of average shares outstanding during the year.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

NorthQuest Capital Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2025

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations: NorthQuest Capital Fund, Inc. (the “Fund”) was incorporated on January 3, 2001 in New Jersey and commenced investment operations January 15, 2002. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933.

The Fund's investment objective is to seek long-term capital appreciation and to secondarily earn dividend income.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 2.

Federal Income Taxes: The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2022-2024) or expected to be taken in the Fund’s 2025 tax returns. The Fund identifies their major tax jurisdiction as U.S. Federal and state of New Jersey, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2025, the Fund did not incur any interest or penalties.

Distributions to Shareholders: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, annually.

Security Transactions and Related Investment Income: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Cash and Cash Equivalents: The Fund maintains its cash in an account at a custodian bank, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and believes it is not exposed to any significant credit risk on its cash deposits.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors have adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•         Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•         Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•         Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2.

Short term investments. Short term investments are valued using amortized cost, which approximates fair value. These securities will be categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2025:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 9,329,540	$ -	$ -	$ 9,329,540
Short-Term Investment	48,652	-	-	48,652
	$ 9,378,192	$ -	$ -	$ 9,378,192

* Industry classifications for these categories are detailed in the Schedule of Investments.

The Fund did not hold any Level 3 assets during the year ended December 31, 2025. The Fund did not hold any derivative instruments at any time during the year ended December 31, 2025. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund's policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS

The Fund has an investment advisory agreement with Emerald Research Corporation (“the Advisor”), whereby the Advisor receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net assets of the Fund and are payable monthly. The investment advisory fee earned by the Advisor for the years ended December 31, 2025 was $89,273. The Advisor has contractually agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund for expenses if and to the extent that the Fund’s aggregate annual operating expenses exceed 1.79% of the Fund’s daily average net assets until August 10, 2026. The Fund owed the Advisor $8,017 at December 31, 2025 for advisory fees. There was no reimbursement for the year ended December 31, 2025.

Mr. Peter J. Lencki is President of the Advisor and is also President of the Fund.

4. SEGMENT REPORTING

The Fund included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Advisor to make investment decisions, and the results of the operations, as shown in the statement of operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to a Fund based on performance measurements. Due to the significance of oversight and their role, Peter Lencki is deemed to be the Chief Operating Decision Maker.

5. CAPITAL SHARE TRANSACTIONS

As of December 31, 2025, there were 500,000,000 shares of $0.001 par value capital stock authorized. Transactions in capital for the years ended December 31, 2025 and 2024 were as follows:

	December 31, 2025		December 31, 2024
	Shares	Amount	Shares	Amount
Shares sold	5,015	$ 133,051	3,856	$ 103,253
Shares reinvested	4,874	141,200	15,502	410,960
Shares redeemed	(4,983)	(135,334)	(19,975)	(530,757)
Net increase (decrease)	4,906	$ 138,917	(617)	$ (16,544)

6. INVESTMENT TRANSACTIONS

For the year ended December 31, 2025, purchases and sales of investment securities other than short-term investments aggregated $1,051,070 and $1,116,319, respectively.

7. TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in these financial statements in accordance with U.S. GAAP.

As of December 31, 2025, the tax basis components of unrealized appreciation (depreciation) and cost of investments were as follows:

Gross tax appreciation of investments	$ 5,331,248
Gross tax depreciation of investments	$ (86,740)
Net tax appreciation of investments	$ 5,244,508

Federal tax cost of investments, including short-term investments	$ 4,133,684

The tax character of distributions paid for the years ended December 31, 2025 and 2024 were as follows:

	2025	2024
Long-term capital gain	$141,200	$411,457

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2025, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$ 5,244,508
Total Distributable Earnings, Net	$ 5,244,508

In accordance with GAAP, the Fund recorded a permanent book/tax difference of $51,778 from net investment loss to paid in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

8. CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2025, the Portfolio manager and immediate family members, in aggregate, owned approximately 41% of the shares of the Fund.

9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

10. MARKET RISK

Overall market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, trade barriers, recessions and depressions, or other events could have a significant impact on a Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

11. SECTOR CONCENTRATION RISK

Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

12. NEW ACCOUNTING PRONOUNCEMENTS

On December 14, 2023, the FASB issued ASU 2023-09-Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to Accounting Standards Codification (ASC) 740, Income Taxes. The Fund has adopted ASU 2023-09 as of December 31, 2025, with no material impact on the Fund's financial statements.

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets' treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments will become effective on April 9, 2024. The compliance date is June 11, 2026 for Funds with more than $1 billion in assets and December 11, 2026 for Funds with less than $1 billion in assets. The Fund is in compliance with this new rule.

13. Subsequent events

Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such other events requiring accounting or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of the

NorthQuest Capital Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the NorthQuest Capital Fund, Inc., (the "Fund") including the schedule of investments, as of December 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the NorthQuest Capital Fund, Inc. as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2002

Huntingdon Valley, Pennsylvania

February 24, 2026

NorthQuest Capital Fund, Inc.

ADDITIONAL INFORMATION

DECEMBER 31, 2025 (UNAUDITED)

BOARD DISCUSSION ON RENEWING FUND’S ADVISORY CONTRACT

The Board renewed the advisory contract with Emerald Research Corporation (the “ERC”) on August 6, 2025 (effective August 10, 2025 to August 10, 2026) for the following reasons:

Nature and Quality of Services

The Directors reviewed the nature, extent and quality of the services provided by ERC to the Fund. They considered the Investment Adviser’s responsibilities such as managing continuous common stock research, examining daily and monthly financial data furnished by the Fund’s transfer agent, as well as maintaining the Fund’s technology devices. Other ERC duties include updating the Fund’s website daily, staying apprised of social, political, economic, and geopolitical events, and adhering to the ERC and Fund’s Code of Ethics. Based on this review, the Directors concluded that they were satisfied with the nature, extent and quality of services provided by the Investment Adviser.

Investment Performance

The Board reviewed the Fund’s performance. They noted that as of July 25, 2025 the Fund portfolio had risen 7.91% year-to-date, while the S&P500 Total Return Index increased 9.42%. Directors also examined the following data: investment style, fees, and assets under management as of July 25, 2025. The data gathered compared 13 mutual funds with the NorthQuest Capital Fund. The Board concluded that the Fund’s overall performance was competent.

Fees

The Directors examined the advisory fee paid to the Investment Advisor according to the advisory agreement. They compared the ERC advisory fee with fees of other Investment Advisors which have advisory contracts with mutual funds. Based on these findings the Board determined that the advisory fee paid to ERC, as stated in the advisory contract, was sensible when compared to fees charged by other Investment Advisers providing similar services to other Funds.

Profitability and Other Benefits to the Investment Adviser

The Board next reviewed the latest ERC’s financial documents, which are examined quarterly as well. Based on this examination, the Directors came to the conclusion that ERC’s profitability and financial condition were adequate.

Economies of Scale

The Board considered the following information with regard to the Fund’s economies of scale and its expense ratio. Directors took into account the sum total of Fund assets and services rendered by the Investment Advisor. Additionally, the Investment Advisor has contractually agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund for expenses if and to the extent that the Fund’s aggregate annual operating expenses exceed 1.79% of the Fund’s daily average net assets until August 10, 2026. Directors decided that no adjustments to the existing advisory fee was necessary.

On the basis of this examination, the Fund’s Board of Directors, including all Independent Directors, unanimously approved the renewal of the advisory contract.

PROXY VOTING

The Fund’s proxy voting policies, procedures and voting records relating to common stock securities in the Fund’s investment portfolio are available without charge, upon request, by calling the Fund’s toll-free telephone number 1-800-239-9136. The Fund will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery. The Fund’s proxy information is also available on the Securities and Exchange Commission website at http://www.sec.gov.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a Liquidity Risk Management Program (the “LRM Program”) as required by Rule 22e-4 under the Investment Act of 1940. The LRM

Program was devised to assess and alleviate the risk that the Fund could not meet requests to redeem Fund shares without significant dilution of the remaining investor interests in the Fund. The Fund considers a variety of factors such as the Fund’s long-term investment strategy, liquidity classifications of portfolio investments, and holdings of cash and cash equivalents during normal and unprecedented stressful stock market conditions as part of the management and assessment of liquidity risk.

On December 5, 2025, the Board reviewed the LRM Program Administrator’s annual report. The LRM Program Administrator disclosed to the Board that throughout the 12-month period ended November 30, 2025 (“Covered Period”), the Fund maintained a high level of liquidity by being invested in “highly liquid investments”. During the Covered Period, there were no liquidity events that materially impacted the Fund’s ability to meet redemptions in a timely manner without dilution to existing shareholders.

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of NorthQuest Capital Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and material information.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies. There were no changes in or disagreements with accountants during the period covered by this report.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

SHAREHOLDER MEETING

At the Fund’s annual shareholder meeting held on April 4, 2025, shareholders of record on January 10, 2025, elected four directors. In addition, Fund shareholders ratified the selection of Sanville & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Below are the voting results from the meeting:

Total Shares Voted:	200,939
Total Outstanding Shares:	323,468

Proposal #1. The following four persons were elected to serve as directors of the Fund.

	Votes For & (%)	Votes Against	Votes Abstain
Charles G. Camarata	200,939 62%	0	0
William S. Foote, Jr.	200,939 62%	0	0
Peter J. Lencki	200,939 62%	0	0
George Sikora	200,939 62%	0	0

Total Shares Voted	200,939
Percentage of Shares Voted	62%

Proposal #2. The shareholders approved the appointment of Sanville & Company as the independent registered public accounting firm to perform the audit of the Fund’s financial statements for the year ending December 31, 2025.

	Votes For & (%)	Votes Against	Votes Abstain & (%)
Sanville & Company	187,483 58%	0	13,456 4%

Total Shares Voted	200,939
Percentage of Shares Voted	62%

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Companies. Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 14. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a)	The Principal executive and financial officer have concluded that as of a date within 90 days of the filing of this report there were no significant deficiencies in the design or operation of the disclosure controls and procedures of the registrant which would have adversely affected the ability of the registrant to record, process, summarize and report the subject matter contained in this report.

(b)	There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)	(1) EX-99.Code Eth. filed herewith.

(a)	(2) EX99Q4.CER

A separate certification of the principal executive and principal financial officer as required by Rule 30a-2(a) und the Investment company Act of 1940 is filed herewith as an exhibit to and part of this Form N-CSR.

(b)	EY99Q4.CER

A separate certification of the principal executive and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act is filed herewith as an exhibit to and part of this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) NorthQuest Capital Fund, Inc.

By (Signature and Title)

/s/ Peter J. Lencki

Peter J. Lencki

President, Principal Executive Officer, and Principal Financial Officer

Date: February 24, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report to be signed below by the following person on behalf of the registrant and in capacities and on the date indicated.

(Registrant) NorthQuest Capital Fund, Inc.

By (Signature and Title)

/s/ Peter J. Lencki

Peter J. Lencki

President, Principal Executive Officer, and Principal Financial Officer

Date: February 24, 2026